                                                                 EXHIBIT 10.6(f)

                         WHOLE LOAN FINANCING PROGRAM

                          TRI-PARTY CUSTODY AGREEMENT



                                     AMONG


                              BNC MORTGAGE, INC.
                                 ("Customer")


                                      and


                          DLJ MORTGAGE CAPITAL, INC.
                                    ("DLJ")


                                      and


                             BANKERS TRUST COMPANY
                                 ("Custodian")



                          DATED:  SEPTEMBER 26, 1995
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This TRI-PARTY CUSTODY AGREEMENT ("Agreement") is made and entered into as of the date written on the cover hereof, among Customer, Custodian and DLJ, for itself and its successors and assigns.

                             PRELIMINARY STATEMENT
                             ---------------------

DLJ may, from time to time, make advances or purchase assets under an agreement to resell such purchased assets to Customer (each, an "Advance") with respect to the mortgage loans related to this agreement, and DLJ may, from time to time, assign all or part of its interests therein to one or more investors. Customer has granted or shall hereafter grant to DLJ and its successors and assigns a security interest in and lien on certain collateral (the "Collateral") as security for the performance of the obligations of Customer in connection with Advances. DLJ has also agreed to lend funds to Customer to allow Customer to originate or purchase mortgage loans secured by enforceable first or second lien mortgages on real properties, which loans made by DLJ to Customer will be disbursed by a bank or a title company or its designated agent (collectively or individually, a "Title Company"). Customer intends, from time to time, to deliver certain items of Collateral to Custodian, and Custodian is willing to hold such Collateral in custody as bailee of and as agent for DLJ and its successors and assigns, in order to perfect the security interest in and lien on such Collateral of DLJ, its successors and assigns. Certain items of Collateral constitute mortgage loans intended either to secure or underlie securities or certificates issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"; GNMA, FNMA and FHLMC, each, an "Agency") or to be purchased for cash by an Agency ("Agency Mortgage Loans"), and certain items of Collateral constitute mortgage loans intended to be purchased for cash by a purchaser listed on Schedule I hereto ("Nonagency Purchaser") or by Customer ("Nonagency Mortgage Loans"). Agency Mortgage Loans and Nonagency Mortgage Loans are herein referred to as "Mortgage Loans."

NOW, THEREFORE, the parties to this Agreement hereby agree as follows:

1. APPOINTMENT OF CUSTODIAN.  DLJ hereby appoints Custodian, and Custodian
   ------------------------
hereby accepts its appointment, to act as the bailee of and agent for DLJ and its successors and assigns for the purpose of taking custody of such Collateral and the proceeds thereof or substitutions therefor. With respect to each Agency Mortgage Loan, Custodian's appointment as DLJ's bailee and agent shall terminate upon the issuance by an Agency of a security that is backed in whole or in part by such Agency Mortgage Loan, upon settlement of purchase of such Agency Mortgage Loan by an Agency or upon notice from DLJ. With respect to each Nonagency Mortgage Loan, Custodian's appointment as DLJ's bailee and agent shall terminate upon settlement of purchase of such Nonagency Mortgage Loan by a Nonagency Purchaser, repurchase of such Nonagency Mortgage Loan by Customer or upon notice from DLJ.

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2. DEPOSIT OF COLLATERAL.  Customer shall deposit with Custodian, and Custodian
   ---------------------
agrees to hold in pledge, as bailee of and as agent for DLJ and its successors and assigns, such Collateral that may be so deposited hereunder from time to time. Custodian shall maintain such Collateral so deposited in separate records and files.

3. GNMA REQUIRED DOCUMENTS.  For each Mortgage Loan intended to be included in a
   -----------------------
GNMA pool, Customer shall deposit with Custodian the following required documents (the "GNMA Required Documents") and/or all such other documents as GNMA or DLJ may require from time to time for the issuance of related GNMA securities, duly authorized and completed:

(a) the original note, endorsed "Pay to the order of __________, without recourse" and signed in the name of Customer by an officer of Customer, unless otherwise specified by GNMA;

(b) an original assignment of mortgage with assignee in blank but otherwise in recordable form, but not recorded, and all interim assignments if any, unless otherwise specified by GNMA;

(c) a Collateral Receipt, substantially in the form attached hereto ("Collateral Receipt");

(d) a completed Warehouse Lender's Release Letter, substantially in the form attached hereto ("Warehouse Lender's Release Letter");

(e) a Schedule of Subscribers and GNMA Contractual Agreement on Form HUD-11705 listing Donaldson, Lufkin & Jenrette Securities Corporation, 140 Broadway, 26 Floor, New York, New York 10005, taxpayer number 13-2741729, as the only subscriber and as the sole person who is authorized to take delivery of the related GNMA security;

(f)  a Schedule of Pooled Mortgages on Form HUD-11706;

(g) a Release of Security Interest on Form HUD-11711A, with the authorized signature of the person signing for DLJ or Custodian on behalf of DLJ, in blank;

(h)  a Certification and Agreement Regarding Security Interest on Form HUD-
11711B;

(i) a Summary of Guaranty Agreement on Form HUD-11716 (level payment), HUD-1746 (GPM or GEM) or HUD-1733 (serial notes) as appropriate; and

(j) a schedule of Mortgage Loans in a form acceptable to DLJ and Custodian, the aggregate unpaid principal balance of which equals the aggregate unpaid principal balance stated on the Collateral Receipt, which such schedule shall also be delivered to Custodian in computer readable magnetic disk (a "Mortgage Loan Schedule").

4. FNMA REQUIRED DOCUMENTS.  For each Mortgage Loan intended to be included in a
   -----------------------
FNMA pool, Customer shall deposit with Custodian the following required documents (the "FNMA Required Documents"), and/or all such other documents as FNMA or DLJ may require from time to time for the issuance of the related FNMA securities or the purchase by FNMA of such Mortgage Loans, duly authorized and completed:

(a) the original note endorsed "Pay to the order of ___________, without recourse" and signed in the name of Customer by an officer of Customer, unless otherwise specified by FNMA;

(b) an original assignment of mortgage with assignee in blank but otherwise in recordable form, but not recorded, and all interim assignments if any, unless otherwise specified by FNMA;

(c)  a Collateral Receipt;

(d)  a completed Warehouse Lender's Release Letter;

(e) a Security Release Certification on Form 2004, with the authorized signature of the person signing for DLJ, or Custodian on behalf of DLJ, in blank;

(f) a Schedule of Mortgages on Form 2005 (fixed rate), Form 2025 (ARMs, GEMs and VRMs) or other appropriate form;

(g) either a Deliver Schedule on Form 2014 listing Donaldson, Lufkin & Jenrette Securities Corporation as the only subscriber and as the sole person to which the related FNMA securities shall be delivered or, if the Mortgage Loans are to be purchased by FNMA, either (i) a Loan Schedule (Form 1068 or 1069) listing DLJ's Payee Code, or (ii) a bailee letter for execution by the Custodian substantially in the form attached hereto (the "Bailee Letter"); and

(h)  a Mortgage Loan Schedule.

5. FHLMC REQUIRED DOCUMENTS.  For each Mortgage Loan intended to be included in
   ------------------------
a FHLMC pool, Customer shall deposit with Custodian the following required documents (the "FHLMC Required Documents"), and/or all such other documents as FHLMC or DLJ may require from time to time for either the issuance of the related FHLMC securities or the purchase by FHLMC of such Mortgage Loans, duly authorized and completed:

(a) the original note endorsed "Pay to the order of __________, without recourse" and signed in the name of Customer by an officer of Customer, unless otherwise specified by FHLMC;

(b) an original assignment of mortgage with assignee in blank but otherwise in recordable form but not recorded, and all interim assignments if any, unless otherwise specified by FHLMC;

(c)  a Collateral Receipt;

(d)  a completed Warehouse Lender's Release Letter;

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

(e) a Mortgage Loan Submission Schedule on Form 11 (fixed rate), Mortgage Submission voucher on Form 13SF (ARM, GPM), or other appropriate form;

(f)  a Contract Deliver Summary on Form 381;

(g)  a Warehouse Lender Release of Security Interest on Form 996 listing either
(i) Donaldson, Lufkin & Jenrette Securities Corporation as the only subscriber and as the sole person to which the related FHLMC securities shall be delivered, or (ii) wire transfer instructions listing DLJ as the recipient of such funds wired, with the authorized signature of the person signing on behalf of DLJ in blank;

(h) either (i) a Security Settlement Information and Delivery Authorization on Form 939 listing Donaldson, Lufkin & Jenrette Securities Corporation as the only subscriber and as the sole person to which the related FHLMC securities shall be delivered; (ii) a Wire Transfer Authorization for Cash Warehouse Delivery on Form 987 listing DLJ as the recipient of such funds wired; or (iii) a Bailee Letter for execution by Custodian; and

(i)  a Mortgage Loan Schedule.

6. INTERIM REQUIRED DOCUMENTS.  For each Mortgage Loan, Customer shall deposit
   --------------------------
with Custodian the following required documents (the "Interim Required Documents"), and all such other documents as DLJ may require from time to time, and to which Custodian has been notified of such required documents, duly authorized and completed:

(a) the original mortgage note bearing all intervening endorsements, endorsed at the direction of DLJ either (i) "Pay to the order of Bankers Trust Company" without recourse, (ii) in blank without recourse and signed in the name of the Customer or its correspondent by an officer of Customer or such correspondent, or (iii) as may be directed by DLJ in writing;

(b) an original assignment of mortgage with assignee as either (i) Bankers Trust Company, (ii) in blank but otherwise in recordable form but not recorded, and all interim assignments, if any, or (iii) as may be directed by DLJ in writing;

(c)  a Collateral Receipt;

(d)  if applicable, a completed Warehouse Lender's Release Letter; and

(e)  a Mortgage Loan Schedule.

7. TABLE FUNDING REQUIRED DOCUMENTS.  For each Mortgage Loan intended to be
   --------------------------------
financed by Customer through funds provided by DLJ or Custodian on behalf of DLJ directly to a Title Company, Customer shall deposit or cause to be deposited with Custodian the following required documents (the "Table Funding Required Documents"), and all such other documents as DLJ may require from time to time, duly authorized and completed:

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

(a) the original mortgage note bearing all intervening endorsements, endorsed at the direction of DLJ either (i) "Pay to the order of Bankers Trust Company" without recourse, (ii) in blank without recourse and signed in the name of the Customer or its correspondent by an officer of such Customer or correspondent, or (iii) as may be directed by DLJ in writing;

(b) an original assignment of mortgage with assignee as either (i) Bankers Trust Company, (ii) in blank but otherwise in recordable form but not recorded, and all interim assignments, if any, or (iii) as may be directed by DLJ in writing;

(c)  a Collateral Receipt;

(d)  a Mortgage Loan Schedule; and

(e) if funds are sent by DLJ or Custodian on behalf of DLJ directly to a Title Company, a letter executed by such Title Company which contains specific irrevocable language that either (i) states that if for any reason the Mortgage Loan does not close within 3 business days of its receipt of funds, the Title Company must immediately return all funds to Bankers Trust Company LA Asset Based/ABA 021001033, For Further Credit to DLJ Mortgage Capital, Inc.,
Reference: Account #01-419-663/Tri-Party Attn: DLJ STOL# (Customer Name), or
                                                        ----------------
(ii) is substantially in the form attached hereto ("Escrow Letter').

8. ESTABLISHMENT OF THE WIRE OUT AND SETTLEMENT ACCOUNTS.  For each Mortgage
   -----------------------------------------------------
Loan intended to be financed by Customer through funds provided by DLJ, Customer, DLJ and Custodian agree as follows:

(a) Custodian shall establish and maintain a trust deposit account (the "Wire Out Account") for and on behalf of DLJ entitled "DLJ Mortgage Capital, Inc., Account Number (Number) , For Benefit of (Customer) , Re: Bankers Trust Company
              ----------                ------------
Tri-Party Custody Agreement, dated (Date) ." All related fees and expenses for
                                  --------
such Wire Out Account shall be borne by Customer. Upon request, Custodian shall provide the Title Company, Customer or DLJ with the federal wire reference number for a particular payment.

(b) Custodian shall establish and maintain a trust deposit account (the "Settlement Account") for and on behalf of DLJ entitled "DLJ Mortgage Capital, Inc., Account Number (Number) , For Benefit of (Customer) , Re: Bankers Trust
                    ----------                ------------
Company Tri-Party Custody Agreement, dated (Date)." All proceeds from the sale
                                          -------
of the Mortgage Loans subject to this Agreement will be sent directly to the Settlement Account.

(c) All related fees and expenses for such Settlement Account shall be borne by Customer. Customer shall provide Custodian and DLJ with written notice of funds anticipated to be received by Custodian and DLJ, respectively.

(d) Unless otherwise agreed, with respect to the Wire Out Account, Customer will enter disbursement instructions by 3:00 P.M., New York City time through Custodian's suspended wire system and Custodian will release such wire instructions and immediately disburse such funds provided (i) sufficient funds exists in the Wire Out Account, (ii) such instructions do not include Customer as payee, (iii) Custodian has received an executed Escrow Letter from the payee, and (iv) the payee on the Escrow Letter agrees with the payee stated on such disbursement instructions. If sufficient funds do not exist in the Wire Out Account, Custodian will disburse funds only to the extent sufficient funds exists in the account. In the event the Customer requests any funds to be disbursed through a manual wire, i.e., other than through Custodian's suspended wire system, such wire instructions must be received by Custodian by 2:00 PM, New York City time and must be signed by an authorized officer of Customer. If a conflict exists between the instructions of DLJ and the instructions of Customer, Custodian shall follow DLJ's instructions. Pursuant to the above, Custodian may wire funds directly to another mortgage company for the purpose of allowing Customer to purchase mortgage loans from such other mortgage company provided that the amount to be wired does not exceed the greater of $650,000 or the funding limit, if any, establishment by DLJ ("Funding Limit") and communicated to Custodian and Customer in writing, and further provided that Custodian has received from Customer or the mortgage company a Warehouse Lender's Release Letter with funding and wire disbursement instructions.

(e) Unless otherwise agreed, Customer will submit to Custodian and DLJ a position and settlement report (the "P&S Report") in accordance with such procedures as are separately agreed to by the parties hereto, but notwithstanding, such procedures shall be incorporated herein), and Custodian will immediately disburse such funds in the Settlement Account as directed in the P&S Report provided (i) sufficient funds exist in the Settlement Account, and (ii) DLJ has authorized such disbursements in writing. In addition, Custodian shall not disburse funds to Customer in excess of 5% of the settlement proceeds received without the approval of DLJ. Notwithstanding the foregoing, if a conflict exists between the instructions of DLJ and the instructions of Customer, Custodian shall follow DLJ's instructions.

9. CERTIFICATION OF DOCUMENTATION.  (a)  Custodian, upon receipt of all the
   ------------------------------
GNMA, FNMA, FHLMC, Interim or Table Funding Required Documents, as the case may be (collectively, the "Required Documents"), shall review such Required Documents in accordance with the review and certification guidelines established by the respective Agency or DLJ (as separately agreed to by DLJ and Custodian), as the case may be, for their respective pool to verify whether all are complete, whether each such document purporting to be an original appears on its face to be so, and whether each such document purporting to be a certified photocopy or conformed copy appears on its face to be a true copy of its original. Subject to the provisions set forth in the third sentence of Section 9(b) with respect to Wet Mortgage Loans, Custodian shall notify Customer and DLJ in an exception report of any documents that are missing, incomplete on their face or patently inconsistent. Customer shall promptly deposit such missing documents with Custodian or complete or correct the documents. When the Required Documents have been received in full and correct form as required herein, Custodian will: (a) promptly deliver a signed Collateral Receipt and, if applicable, Warehouse Lender's Release Letter to DLJ; (b) upon the request of Customer, promptly deliver the Required Documents referred to in Sections 3(e),
(f), (g), (h), and (i), 4(e), (f), and (g), 5(a), (e), (f), (g), and (h) and
6(a) and (b) to an Agency or a Nonagency Purchaser, as the case may be; and (c) upon request of DLJ, deliver either the original Required Documents or copies thereof to DLJ at

Customer's expense. In making such verification, Custodian may rely conclusively on the portion of the Collateral Receipt completed by Customer, the Required Documents and the documents constituting Custodian's mortgage file, and Custodian shall have no obligation to independently verify the correctness of Customer's certificate on such Collateral Receipt or the effectiveness, sufficiency, validity, enforceability, collectibility, genuineness, legality, recordability or adequacy of such portion of the Collateral Receipt completed by Customer, Required Documents and the documents constituting the Custodian's mortgage file.

(b) Customer may pledge to DLJ, as part of the Collateral securing an Advance, a Mortgage Loan on or prior to the date of such Advance and for which all of the related Required Documents have not been deposited with Custodian on or prior to the date of such Advance (a "Wet Mortgage Loan"). In connection with any such pledge of a Wet Mortgage Loan, Customer shall deposit with Custodian, on the business day immediately prior to the scheduled date of the related Advance, a fully completed closing notice for such Wet Mortgage Loan in a form as acceptable to DLJ and Custodian (a "Wet Closing Notice"). The deposit of the Wet Closing Notice shall constitute a Required Document and shall be deemed to satisfy the requirement for the deposit of the documents set forth in Section 7(a) and (b) solely for purposes of the execution of the Collateral Receipt as of the date thereof. Notwithstanding the foregoing, Customer shall deposit with Custodian the documents set forth in Section 7(a) and (b) for such Wet Mortgage Loan within ten (10) days after the date of the related Collateral Receipt. If Customer does not deposit such documents with Custodian within such ten (10) day period, Custodian shall immediately notify DLJ. Upon deposit of such documents with Custodian, Custodian shall review such documents in accordance with the standards set forth in Section 9(a), shall promptly notify DLJ in the form of an exception report if such documents do not comply with the requirements thereof and shall indicate on its records that Custodian maintains possession of such documents for DLJ hereunder. Customer hereby represents, warrants and covenants to DLJ and Custodian that Customer and any person or entity acting on behalf of Customer that has possession of any of the documents set forth in Sections 7(a) and (b), as applicable, for such Wet Mortgage Loan prior to the deposit thereof with Custodian will hold such documents in trust for DLJ.

10.  FURTHER OBLIGATIONS OF CUSTODIAN.  Custodian shall promptly notify DLJ if
     --------------------------------
(i) Customer fails to pay any amount due to Custodian under this Agreement or otherwise, and such failure results in Custodian's accelerating the payment of any amount owed to Custodian by Customer, or (ii) a responsible officer of Custodian has actual knowledge that any mortgage, pledge, lien, security interest or other charge or encumbrance (other than for the benefit of DLJ, its affiliates or its successors and assigns) has been placed on any account maintained by Customer with Custodian or on the Required Documents or that GNMA, FNMA or FHLMC has rejected any Required Document, except if any mortgage, pledge, lien, security interest or other charge or encumbrance is made in favor of Custodian as provided in Section 19 hereof.

Custodian shall use reasonable care and due diligence in the performance of its duties hereunder, shall hold the Required Documents in its fire rated storage vault under its exclusive custody and control in accordance with customary standards for such custody and shall at all times during the existence of this Agreement maintain and keep in full force and effect such insurance in amounts, with standard coverage and subject to deductibles, all as is customary for insurance typically maintained by bankers which act as Custodian.

Custodian hereby represents and warrants to DLJ that Custodian is not controlled by, under common control with or otherwise affiliated with Customer, and covenants and agrees with DLJ that prior to any such affiliation in the future, Custodian shall promptly notify DLJ.

Custodian hereby represents and warrants to DLJ that this Agreement has been duly authorized, executed and delivered by Custodian and constitutes the legal, valid and binding obligation of Custodian, enforceable in accordance with its terms.

Custodian hereby agrees to recognize any security interest or lien granted to Donaldson, Lufkin & Jenrette Securities Corporation.

11.  RELEASE OF REQUIRED DOCUMENTS.  (a)  Customer may from time to time request
     -----------------------------
DLJ and Custodian in writing to permit the temporary withdrawal of certain Required Documents for the purpose of correction of errors therein or for permanent withdrawal. Custodian may permit the withdrawal of up to five (5) Mortgage Loans for the purpose of correcting such Mortgage Loans, without the written consent of DLJ. If more than five (5) Mortgage Loans have been and remain released for correction, any additional request for release of Mortgage Loans will require the prior consent of DLJ. Any request for release by Customer shall be in the form of the Request and Receipt attached hereto. Custodian shall execute an acknowledgment of release of such Required Documents, shall return one original to Customer, shall forward one original to DLJ and shall retain one original. Promptly upon completion of such correction and in any event within eighteen (18) days, Customer shall return such Required Documents to Custodian.

(b) Upon the request of Customer and at Customer's expense, Custodian may deliver the documents referred to in Sections 6(a), (b) and (e) above to a Nonagency Purchaser provided that such Interim Required Documents are accompanied by a Bailee Letter addressed to such Nonagency Purchaser. Custodian shall make a reasonable effort to require such Nonagency Purchaser to execute such Bailee Letter and return it to Custodian. Written instructions as to the method of shipment and shipper(s) Custodian is directed to utilize in connection with the transmission of Required Documents in the performance of Custodian's duties hereunder shall be delivered by Customer to Custodian prior to any shipment of Required Documents pursuant to the request of DLJ hereunder. Customer will arrange for the provision of such services at its sole cost and expense (or, at Custodian's option, reimburse Custodian for all costs and expenses incurred by Custodian consistent with such instructions) and will maintain such insurance against loss or damage to the required Documents as Customer deems appropriate. In the event Custodian does not receive written directions as to the method of shipment and shipper(s) from Customer or DLJ, Custodian shall be hereby authorized and indemnified as provided for herein to utilize a nationally recognized courier service. Custodian shall be entitled to reimbursement from Customer for all costs and expenses incurred by Custodian for utilizing such courier service. It is expressly agreed that in no event shall the Custodian have any liability for any losses or damages to any person, including without limitation, DLJ, arising out of actions of the Custodian consistent with the instructions of Customer.

(c) If Customer desires to sell Mortgage Loans directly to an Agency, Custodian shall complete the endorsements and forward such related Required Documents as instructed by Customer and at Customer's expense to effect such sale to the respective Agency, together with a duly executed and completed Bailee Letter; provided, however, that any Required Documents that are unacceptable to the Agency shall be returned directly to Custodian and held by Custodian for DLJ in accordance with this Agreement.

12.  RIGHT TO INSPECT.  Custodian shall permit with at least two (2) business
     ----------------
days prior written notice (i) inspection at all reasonable times during regular business hours by DLJ (or by its auditors when requested by DLJ) of the Required Documents and the records of Custodian relating to this Agreement and (ii) DLJ (or its auditors when requested by DLJ) to make copies of the Required Documents and the records of Custodian relating to this Agreement at DLJ's expense.

13.  DELIVERY OF REQUIRED DOCUMENTS TO DLJ.  Custodian shall promptly deliver to
     -------------------------------------
DLJ or its designee any or all Required Documents and other items of Collateral in Custodian's custody upon DLJ's written request. DLJ shall provide Customer with a copy of any such notice delivered to Custodian. Written instructions as to the method of shipment and shipper(s) Custodian is directed to utilize in connection with the delivery of Required Documents in the performance of Custodian's duties hereunder shall be delivered by DLJ to Custodian prior to any shipment of Required Documents pursuant to the request of DLJ hereunder. DLJ will arrange for the provision of such services at its sole cost and expense (or, at Custodian's option, reimburse Custodian for all costs and expenses incurred by Custodian consistent with such instructions) and will maintain such insurance against loss or damage to the Required Documents as Customer deems appropriate. In the event Custodian does not receive written directions as to the method of shipment and shipper(s) from Customer or DLJ, Custodian shall be hereby authorized and indemnified as provided for herein to utilize a nationally recognized courier service. Custodian shall be entitled to reimbursement from Customer for all costs and expenses incurred by Custodian for utilizing such courier service. It is expressly agreed that in no event shall the Custodian have any liability for any losses or damages to any person, including without limitation, Customer, arising out of actions of the Custodian consistent with the instructions of DLJ.

14.  CUSTODIAN FEES.  It is understood that Custodian or its successor will
     --------------
charge such fees for its services under this Agreement as are set forth in a separate agreement between Custodian and Customer, the payment of which, together with Custodian's expenses in connection herewith, shall be solely the obligation of Customer.

15.  TERMINATION.  Custodian may terminate its obligations under this Agreement
     -----------
upon thirty (30) days prior written notice to Customer and DLJ. In the event of such termination, Customer shall appoint a successor custodian, subject to approval by DLJ, and Custodian shall promptly transfer to the successor custodian, as directed by DLJ, all Required Documents and other items of Collateral being held by Custodian under this Agreement. If, however, a successor custodian is not appointed by Customer or DLJ within sixty (60) days, all duties and obligations of Custodian shall cease and terminate. Custodian's sole responsibility thereafter shall be to safely maintain all of the Custodian's mortgage files and to deliver the same to a successor custodian. However, if Customer and DLJ have not appointed a successor custodian within thirty (30) days after the expiration of the aforementioned sixty (60) day period, Custodian shall deliver such documents to DLJ.

16.  REPRESENTATIONS BY CUSTOMER.  Customer hereby represents and warrants to
     ---------------------------
DLJ and Custodian that:

(a) Any payee from the Wire Out Account is an entity that is engaged in escrow activities, is a Title Company or is a correspondent of Customer as a normal course of its business;

(b) Any and all funds advanced into the Wire Out Account pursuant to Customer's request in accordance with Section 8(a) shall be deemed to be an Advance to Customer;

(c) The Wire Out Account shall be used only to (i) wire funds to Title Companies, or a correspondent of Customer from which Customer is purchasing the respective Mortgage Loans, for the sole purpose of funding the related Mortgage Loan or (ii) return funds to DLJ;

(d) Unless otherwise agreed by DLJ, no Mortgage Loan held by Custodian pursuant to this Agreement shall remain deposited with Custodian for more than forty-five consecutive days; and

(e) Except for the funds advanced by DLJ as provided herein, all other documents and requirements to create an enforceable first or second lien mortgage, as applicable, on the related real property have been completed and duly executed.

17.  NOTICES.  All written communications hereunder shall be mailed, telecopied
     -------
or delivered to each party at its address as indicated on the signature page hereof or at such other address as shall be designated by such party in a written notice to the other parties. All notices and communications shall be effective when received.

18.  CONCERNING THE CUSTODIAN.  Custodian its directors, officers, employees or
     ------------------------
agents shall not be liable for any action or omission to act hereunder, except for their own negligence or wilful misconduct. In no event shall Custodian have any responsibility to ascertain or take action with respect to the Required Documents or other items of Collateral, except as expressly provided herein. Custodian may act in reliance upon any written communication of Customer and DLJ concerning the delivery of the Required Documents and other items of Collateral pursuant to this Agreement. Custodian does not assume and shall have no responsibility for, and makes no representation as to, monitoring the value of the Required Documents and other items of Collateral.

19.  REPRESENTATIONS BY CUSTODIAN.  Custodian hereby represents and warrants
     ----------------------------
that it does not have, and will not assert, any security interest, lien, claim or other adverse interest against the Required Documents or any other item of Collateral, except as may be otherwise provided in a separate agreement between DLJ and Custodian. However, Custodian makes no representations as to the title thereto, or as to the validity or adequacy of the security afforded thereby or hereby (except as to Custodian's authority to enter into this Agreement and the legality, validity, binding effect and enforceability of this Agreement with respect to Custodian), and Custodian shall incur no liability or responsibility in respect of any such matters.

20.  DUTIES OF CUSTODIAN.  Custodian shall have no duties or responsibilities
     -------------------
except those that are specifically set forth herein, and no duties or obligations shall be implied in this Agreement against Custodian. Custodian shall be under no responsibility or duty with respect to the disposition of any Required Documents while such Required Documents are not in its possession. If Custodian shall request instructions from DLJ with respect to any act, action or failure to act in connection with this Agreement, Custodian shall be entitled to refrain from taking such action and continue to refrain from acting unless and until Custodian shall have received written instructions from DLJ without incurring any liability therefore to DLJ, Customer or any other person.

If Custodian shall at any time receive conflicting instructions from DLJ and Customer with respect to Custodian's mortgage files and the conflict between such instructions cannot be resolved by reference to the terms of this Agreement, Custodian shall be entitled to rely on the instructions of DLJ. In the absence of bad faith, negligence or willful misconduct on the part of Custodian, Custodian may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any request, instruction, certificate, opinion or other document furnished to Custodian, reasonably believed by Custodian to be genuine and to have been signed or presented by the proper party or parties and conforming to the requirements of this Agreement. Custodian may rely upon the validity of documents delivered to it, without investigation as to their authenticity or legal effectiveness, and Customer will hold Custodian harmless from any claims that may arise or be asserted against Custodian because of the invalidity of any such documents or their failure to fulfill their intended purpose. Custodian shall not be responsible to DLJ or any other party for recitals, statements or warranties or representations of Customer contained herein or in any document, or be bound to ascertain or inquire as to the performance or observance of any of the terms of this Agreement or any other agreement on the part of any party, except as may otherwise be specifically set forth herein. No provision of this Agreement shall require Custodian to expend or risk its own funds or otherwise incur financial liability in the performance of its duties under this Agreement if it shall have the reasonable ground for believing that repayment of such funds or adequate indemnity is not reasonably assured to it. Custodian may consult with counsel with regard to legal questions arising out of or in connection with this Agreement and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by Custodian in good faith in accordance therewith.

DLJ hereby authorizes and directs Custodian to sign on behalf of DLJ each of the Required Documents referred to in Sections 3, 4 and 5 hereof. Without limiting the generality of the foregoing, Custodian may rely upon and shall be protected in acting in good faith upon any notice or other communication received by it and which it reasonably believes to be genuine and duly authorized with respect to all matters pertaining to this Agreement and its duties hereunder; provided, however, that nothing set forth in this section shall relieve Custodian of its obligations set forth in Section 9 of this Agreement.

21.  INDEMNIFICATION.  Customer agrees to reimburse, indemnity and hold
     ---------------
harmless Custodian, its directors, officers, employees or agents from and against any and all cost, expense, loss or liability, including reasonable fees and expenses of counsel arising from or connected with Custodian's execution and performance of this Agreement, including but not limited to the claims of any third parties, including DLJ, except in the case of cost, expense, loss or liability resulting from negligence or willful misconduct on the part of Custodian. To the extent Custodian is not reimbursed, indemnified or held harmless by Customer, DLJ will reimburse, indemnify and hold harmless Custodian, its directors, officers, employees and agents for cost, expense, loss or liability arising from any action or refraining from action in accordance with instructions given to Custodian by DLJ, and Customer shall reimburse DLJ for any sums so expended by DLJ. Custodian may enter into a settlement agreement with respect to any matter for which indemnity is granted pursuant to this paragraph. The foregoing indemnification shall survive any termination of this Agreement.

22.  AUTHORIZATIONS.  The persons whose signatures and titles appear on the
     --------------
signature page hereof ("Authorized Representatives") are authorized, acting singly, to act for Customer, DLJ or Custodian, as the case may be, under this Agreement. From time to time, each party may supplement or amend the list of Authorized Representatives and specimen signatures by notice to the other parties, but each of the parties shall be entitled to rely conclusively on the then current list until receipt of a superseding list. Custodian may rely, and shall be protected in acting or refraining to act, upon any written instruction, notice, order, request, direction, certificate, opinion or other instrument or document believed by Custodian to be genuine and to have been signed or presented by an Authorized Representative in the case of Customer and DLJ and by the proper party or parties, in all other cases.

23.  AMENDMENTS, ETC.  Except as otherwise expressly provided herein, no
     ----------------
amendment or waiver of any provision of this Agreement nor consent to any failure to comply herewith shall in any event be effective unless the same shall be in writing and signed by all the parties hereto (provided that DLJ may modify the Required Documents set forth in Sections 3, 4, 5, 6 and 7 hereof by giving notice of such modification to Customer and Custodian, which notice is not objected to within five (5) business days after being received), and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. This Agreement constitutes the entire agreement and understanding of the parties with respect to those matters and transactions contemplated by this Agreement and supersedes any prior agreement and understandings with respect to those matters and transactions.
The provisions of this Agreement set forth the exclusive duties of Custodian, and no implied duties shall be read into this Agreement against Custodian.
Schedule I hereto may be amended from time to time by agreement between DLJ and Customer with notice to Custodian.

24.  SEVERABILITY.  If any provision of this Agreement is declared invalid by
     ------------
any court of competent jurisdiction, such invalidity shall not affect any other provision, and this Agreement shall be enforced to the fullest extent permitted by law.

25.  BINDING EFFECT; GOVERNING LAW.  This Agreement shall be binding and inure
     -----------------------------
to the benefit of the parties hereto and their respective successors and assigns; provided, however, that neither

Customer or Custodian may assign this Agreement or any of its rights or obligations hereunder, except with the prior written consent of DLJ. DLJ may assign its security interest in or lien on certain items of Collateral held by Custodian hereunder, whereupon DLJ will act for the benefit of such assignee hereunder. This Agreement shall be construed in accordance with, and governed by the law of the State of New York, without giving effect to the conflict of law principles thereof. The parties hereto waive trial by jury. Customer, Custodian, and DLJ each irrevocably consent to the non-exclusive jurisdiction of any court of the State of New York, or in the United States District Court for the Southern District of New York, in any action or proceeding arising out of or relating to this Agreement. The parties hereby submit to, and waive any objection they may have to personal jurisdiction and venue in, the courts of the State of New York and the United States District Court for the Southern District of New York, over any disputes arising out of or relating to this Agreement.

          IN WITNESS WHEREOF, the parties have signed this Agreement as of the date and year first above written.

BNC MORTGAGE, INC., as Customer

By:  /s/ Evan Buckley
    --------------------------------------------------
Name:  Evan Buckley
      ------------------------------------------------
Title:  President
       -----------------------------------------------
Address:  1740 E. Garry, #109, Santa Ana, Ca  92705
         ---------------------------------------------
Attention:  Kelly W. Monahan
           -------------------------------------------
Telephone:  (714) 955-2985   Facsimile: (714) 955-1678
           -------------------------------------------

BANKERS TRUST COMPANY, as Custodian

By: /s/ Bankers Trust Company
    --------------------------------------------------
Name:
      ------------------------------------------------
Title:
       -----------------------------------------------
Address:   3 Park Plaza, 16th Floor
           Irvine, California 92714
           DLJ/Tri-Party Custody
Telephone: (714) 253-7575  Facsimile: (714) 253-7577

DLJ MORTGAGE CAPITAL, INC.

By: /s/ Rod Ennico
    --------------------------------------------------
Name:  Rod Ennico
      ------------------------------------------------
Title:  Senior Vice President
       -----------------------------------------------
Address:    140 Broadway, 43rd Floor, New York, New York 10005-1285
Attention:  Money Desk/Whole Loan Financing Program
Telephone:  (212) 504-8071  (800) 437-5979   Facsimile: (212) 504-8072

                                   SCHEDULE I

                    AUTHORIZED LIST OF NONAGENCY PURCHASERS

1.   BancBoston Mortgage Corporation

2.   Capstead Mortgage Corporation

3.   Chase Home Mortgage Corporation

4.   Chemical Residential Mortgage Corporation

5.   Citicorp Mortgage, Inc.

6.   Countrywide Funding Corporation

7.   CWM Mortgage Holdings, Inc. (nee Countrywide Mortgage Investments, Inc.)

8.   DLJ Mortgage Capital, Inc.

9.   DLJ Mortgage Acceptance Corporation

10.  Fleet Mortgage Corporation

11.  GE Capital Mortgage Services, Inc.

12.  GF Mortgage Corporation

13.  Imperial Credit Industries, Inc.

14.  Independent National Mortgage Corporation

15.  Nationsbank Mortgage Corporation

16.  Norwest Mortgage, Inc.

17.  PNC Mortgage Securities Corporation of America

18.  PNC Mortgage Corporation of America

19.  Prudential Home Mortgage Company

20.  Quality Mortgage USA, Inc.

21.  Residential Funding Corporation

22.  Saxon Mortgage Funding Corporation

23.  _________________________________________________________

24.  _________________________________________________________

25.  _________________________________________________________

                        COLLATERAL RECEIPT NO. ________

 DLJ Mortgage Capital, Inc.                       Bankers Trust Company
 140 Broadway, 26th Floor                         3 Park Plaza, 16th Floor
 New York, New York 10005-1285                    Irvine,  California 92714
 Attn: Clearance Dept/Whole Loan Financing        Attn: DLJ/Tri-Party Custody
 Facsimile:  (212) 504-8125                       Facsimile: (714) 253-7577

RE:  Identification/Pool #________________________

Reference is made to the Tri-Party Custody Agreement dated _______________, 1995 (the "Custody Agreement") among _____________________ ("Customer"), Bankers Trust Company ("Custodian") and DLJ Mortgage Capital, Inc. ("DLJ"). Capitalized terms not defined herein have the respective meanings assigned thereto in the Tri-Party Custody Agreement.

I.   Certification of Customer.  In consideration of DLJ making an Advance to
     -------------------------
finance the securitization or cash purchase period for the Mortgage Loans having an aggregate face value of $______________ and a weighted average interest rate of _____%, as more fully described in Schedule I attached hereto, the undersigned duly authorized officer of Customer represents and warrants that (a) the Required Documents with respect to such Mortgage Loans have been or are hereby submitted to Custodian pursuant to the Custody Agreement, (b) all other documents related to such Mortgage Loans (including but not limited to mortgages, insurance policies, loan applications and appraisals) have been or will be created and held by Customer in trust for DLJ, and (c) all documents related to such Mortgage Loans withdrawn from Custodian shall be held in trust by Customer for DLJ, and Customer will not attempt to pledge, hypothecate or otherwise transfer such Mortgage Loans to any other party until the Advance to which the Mortgage Loans are related has been paid in full by Customer.
Customer has granted to DLJ a first priority perfected security interest in and lien on such Mortgage Loans. At the request of DLJ, all such other related documents will be delivered to Custodian, DLJ or its assigns and may be inspected or verified at any time by such parties.

___ No lien exists with respect to the Mortgage Loans constituting the mortgage pools described above.

___ A lien secured by Mortgage Loans constituting the mortgage pools described above is still in effect with DLJ.

___ A lien secured by the Mortgage Loans constituting the mortgage pools described above is currently in effect. A Warehouse Lender's Release Letter has been delivered to Custodian under separate cover.

___________________________, as Customer
By:_____________________________________  Name:______________________________
Title:__________________________________  Date:______________________________

II.  Certification of Custodian.  Custodian hereby (a) certifies that, as to
     --------------------------
each Mortgage Loan listed on Schedule I hereto, it has reviewed the documents delivered to it by Customer, it has received all Required Documents, the Required Documents conform to the requirements of Section 9 of the Custody Agreement and it will continue to hold the Required Documents as bailee of and agent for DLJ and its successors and assigns pursuant to the Custody Agreement until the related Agency (or Nonagency) Security has been issued by the respective entity or the related Advance has been repaid, and (b) agrees to comply with the guidelines of the Agency to which such Mortgage Loans will be submitted:

BANKERS TRUST COMPANY, as Custodian

By:_____________________________________  Name:______________________________
Title:__________________________________  Date:______________________________

                       WAREHOUSE LENDER'S RELEASE LETTER

                                                          Date:  ________, 199__

DLJ Mortgage Capital, Inc.
140 Broadway, 26th Floor
New York, New York 10005-1285
Attn:  Clearance Department/Whole Loan Financing Program
Facsimile:  (212) 504-8125

RE:  Customer:_______________________________________

RE: Agency/Nonagency______ Identification/Pool #_____ Security Rate ____% Maturity:_____

The undersigned (the "Warehouse Lender") hereby releases all right, interest or claim of any kind with respect to the mortgage loans constituting the mortgage pool referenced above, as may be further described in the attached schedule, such release to be effective automatically without any further action by any party, upon payment for the account of Customer of $________ in immediately available funds to account number #_________ at (specify Bank) for the account of ___________.

Very truly yours,

______________________________________, as Warehouse Lender

By:____________________________________

Name:__________________________________

Title:_________________________________

Telephone:_____________________________

copy to:

______________________________________, as Customer

Address:_______________________________

Attention:_____________________________

Note:     The above dollar amount should be EQUAL TO or LESS THAN the amount
----                                        --------    ---------
     being funded.

     If no lien exists, this form must still be sent - Customer should put a slash through the form, indicated "NOT APPLICABLE" and sign.
                                        --------------

                                 BAILEE LETTER

                                                         Date: __________, 199__

Purchaser:________________________________

Address:__________________________________

Attention:________________________________

Gentlemen:

Attached please find those mortgage loans listed separately on the attached schedule (the "Mortgage Loans"), which Mortgage Loans are owned by ________________ ("Borrower") and are being delivered to you for purchase. The Mortgage Loans comprise a portion of the Collateral (as such term is defined in the hereinafter defined Custody Agreement) under the Tri-Party Custody Agreement ("Custody Agreement"), dated as of ___________, 1995, as it may hereafter be amended, by and among Borrower, Bankers Trust Company as Custodian ("Custodian"), and DLJ Mortgage Capital, Inc., as Lender ("DLJ"). Each of the Mortgage Loans is subject to a security interest in favor of DLJ, which security interest shall be automatically released upon DLJ's receipt of the full amount of the purchase price of such Mortgage Loan (as set forth on the schedule attached hereto) by wire transfer to the following account maintained with DLJ:

     Bankers Trust Company LA Asset Based/ABA 021001033, For Further Credit to DLJ Mortgage Capital, Inc.
     Reference: Account #01-419-663/Tri-Party Attn: DLJ CTOL #   (Customer Name)
                                                              ------------------

Pending your purchase of each Mortgage Loan and until payment therefor is received by DLJ, the aforesaid security interest therein will remain in full force and effect, and you shall hold possession of such Collateral and the documentation evidencing same as custodian, agent and bailee for and on behalf of Custodian for DLJ. In the event any Mortgage Loan is unacceptable for purchase, return the rejected item directly to the undersigned at the address set forth below. In no event shall any Mortgage Loan be returned or sales proceeds remitted to the Borrower. The Mortgage Loan must be so returned or sales proceeds remitted in full on later than thirty (30) days from the date hereof, unless otherwise agreed by Custodian. If you are unable to comply with the above instructions, please do advise the undersigned immediately.

NOTE: BY ACCEPTING THE MORTGAGE LOANS DELIVERED TO YOU WITH THIS LETTER, YOU CONSENT TO BE THE CUSTODIAN, AGENT AND BAILEE FOR BANKERS TRUST COMPANY ON BEHALF OF THE LENDER ON THE TERMS DESCRIBED IN THIS LETTER. THE UNDERSIGNED REQUESTS THAT YOU ACKNOWLEDGE RECEIPT OF THE ENCLOSED MORTGAGE LOANS AND THIS LETTER BY SIGNING AND RETURNING THE ENCLOSED COPY OF THIS LETTER TO THE UNDERSIGNED AT THE FOLLOWING ADDRESS: 3 PARK PLAZA, 16TH FLOOR, IRVINE, CALIFORNIA 92714 ATTN: DLJ/TRI-

PARTY CUSTODY DEPARTMENT; HOWEVER, YOUR FAILURE TO DO SO DOES NOT NULLIFY SUCH CONSENT.

Sincerely,                                        Acknowledged and Agreed:

BANKERS TRUST COMPANY,                            ______________________________
as Custodian for DLJ, its successors and assigns           as Purchaser

By: ____________________________________________  By: __________________________
Name: __________________________________________  Name: ________________________
Title: _________________________________________  Title: _______________________

                                 ESCROW LETTER

                        ADDENDUM TO ESCROW INSTRUCTIONS


                                                      Dated:  ___________, 199__


Escrow #:__________________________________________________

Borrower:________________________________________________________________


The funds to be used for closing this transaction may be provided via wire transfer from Bankers Trust Company.

You are to hold the closing funds in trust for Bankers Trust Company until such time as the funds are disbursed in accordance with the escrow instructions. If the loan is not funded within three (3) business days of receipt of the funds, you are to return such funds via federal funds wire to Bankers Trust Company as follows:

     Bankers Trust Company LA Asset Based/ABA 021001033, For Further Credit to DLJ Mortgage Capital, Inc.
     Reference: Account #01-419-663/Tri-Party Attn: DLJ CTOL #   (Customer Name)
                                                              ------------------

Between the time the funds are received and the loan is funded you are to accept instructions regarding the use of the funds that are in conflict with the escrow instructions only in writing from Bankers Trust Company.

This Addendum to Escrow Instructions shall be irrevocable and can only be modified with the express written approval of Bankers Trust Company.


Agreed and Acknowledged:

Title Company:________________________


By:___________________________________
              Escrow Officer